                             SERVICER'S CERTIFICATE

     IN ACCORDANCE WITH SECTION 6.10 OF THE POOLING AND SERVICING
     AGREEMENT DATED AS OF AUGUST 31, 1998, THE MONEY STORE INC. REPORTS
     THE FOLLOWING INFORMATION PERTAINING TO THE HOME IMPROVEMENT TRUST 1998-I FOR THE June 12, 2000 DETERMINATION DATE



                                                           $4,013,139.63


    LESS: SERVICE FEE                                          24,771.91
          CONTINGENCY FEE                                      24,771.91
          OTHER SERVICER FEES (Late Charges/Escrow)            48,311.37
          UNREIMBURSED MONTHLY ADVANCES                             0.00
                                                          --------------

                                                               97,855.19
    PLUS: MONTHLY ADVANCE - INCLUDING
             COMPENSATING INTEREST                             77,417.16
          PRE-FUNDING ACCOUNT TRANSFER                              0.00
          CAPITALIZED INTEREST ACCOUNT TRANSFER                     0.00
                                                          --------------

                                                               77,417.16
    AMOUNT WITHDRAWN FROM THE CERTIFICATE
    ACCOUNT PURSUANT TO SECTION 6.01(b)(vi)                         0.00
                                                          --------------
    AVAILABLE REMITTANCE AMOUNT (I-2)                       3,992,701.60
                                                          ==============


2.  (A) CLASS AH PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE               76,063,233.18

    (B) CLASS MH-1 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE               16,750,000.00

    (C) CLASS MH-2 PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE               15,250,000.00

    (D) CLASS BH PRINCIPAL BALANCE AS REPORTED
             IN PRIOR SERVICER'S CERTIFICATE               12,750,000.00

3.  PRINCIPAL DISTRIBUTION AMOUNTS:
     CLASS AH                                               3,247,669.37
     CLASS MH-1                                                     0.00
     CLASS MH-2                                                     0.00
     CLASS BH                                                       0.00

  TOTAL PRINCIPAL DISTRIBUTION AMOUNT:                      3,247,669.37

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4.  THE AMOUNT ON DEPOSIT IN THE SPREAD ACCOUNT AND
    THE SUPPLEMENTAL ACCOUNT
     (A) BEFORE ALL DISTRIBUTIONS ARE MADE                                  0.00
     (B) AFTER ALL DISTRIBUTIONS ARE MADE                                   0.00

5.  (A) POOL SUBORDINATED AMOUNT                                    4,906,117.28

    (B) POOL SPECIFIED SUBORDINATED AMOUNT                         10,300,000.00

    (C) POOL AVAILABLE MAXIMUM SUBORDINATED AMOUNT                 10,365,776.00

6.  PRINCIPAL PREPAYMENT RECEIVED DURING
    THE DUE PERIOD
    AMOUNT                                                          2,177,812.77
    # OF LOANS                                                               120

7.  AMOUNT OF CURTAILMENTS RECEIVED DURING
    THE DUE PERIOD                                                     10,393.07

8.  AMOUNT OF EXCESS AND MONTHLY PAYMENTS
    IN RESPECT OF PRINCIPAL RECEIVED DURING
    THE DUE PERIOD                                                    340,140.23

9.  AMOUNT OF INTEREST RECEIVED                                     1,282,301.03

10. (A) AMOUNT OF MONTHLY ADVANCES TO BE MADE ON
           THE DETERMINATION DATE
        MONTHLY ADVANCE TO BE DEPOSITED IN THE CERTIFICATE
           ACCOUNT PURSUANT TO SECTION 6.01 (a) (ii)                   77,417.16

    (B) AMOUNT OF COMPENSATING INTEREST                                   131.41

11. DELINQUENT AND FORECLOSURE INFORMATION (EXHIBIT O)

12. AMOUNT OF REALIZED LOSSES DURING
       THE DUE PERIOD                                                 758,568.50

13. CLASS AH REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT           444,901.25
         (B) PRINCIPAL DISTRIBUTION AMOUNT        3,247,669.37

         TOTAL CLASS AH REMITTANCE AMOUNT                           3,692,570.62

    CLASS MH-1 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT           102,010.99
         (B) PRINCIPAL DISTRIBUTION AMOUNT                0.00

         TOTAL CLASS MH-1 REMITTANCE AMOUNT                           102,010.99

     CLASS MH-2 REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT           95,502.07
         (B) PRINCIPAL DISTRIBUTION AMOUNT               0.00

         TOTAL CLASS MH-2 REMITTANCE AMOUNT                            95,502.07

     CLASS BH REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT           91,923.07
         (B) PRINCIPAL DISTRIBUTION AMOUNT               0.00

         TOTAL CLASS BH REMITTANCE AMOUNT                              91,923.07

     AGGREGATE REMITTANCE AMOUNT:
         (A) CURRENT INTEREST REQUIREMENT          734,337.37
         (B) PRINCIPAL DISTRIBUTION AMOUNT       3,247,669.37

         TOTAL REMITTANCE AMOUNT                                    3,982,006.74

     CLASS AH INTEREST CARRYFORWARD AMOUNT                                  0.00
     CLASS MH-I INTEREST CARRYFORWARD AMOUNT                                0.00
     CLASS MH-2 INTEREST CARRYFORWARD AMOUNT                                0.00
     CLASS BH INTEREST CARRYFORWARD AMOUNT                                  0.00

14.  (A) THE REIMBURSABLE AMOUNTS                                           0.00
     (B) CLASS X REMITTANCE AMOUNT PAYABLE
         PURSUANT TO SECTION 6.08(d)(z)(xix)                                0.00

15.  (A) CLASS AH PRINCIPAL BALANCE AFTER
         DISTRIBUTION TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                                        72,815,563.81

     (B) CLASS MH-1 PRINCIPAL BALANCE AFTER
         DISTRIBUTION TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                                        16,750,000.00

     (C) CLASS MH-2 PRINCIPAL BALANCE AFTER
         DISTRIBUTION TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                                        15,250,000.00

     (D) CLASS BH PRINCIPAL BALANCE AFTER
         DISTRIBUTION TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                                        12,750,000.00

     (E) TOTAL POOL PRINCIPAL BALANCE AFTER
         DISTRIBUTION TO BE MADE ON THE
         REMITTANCE DATE AND AFTER ALLOCATION
         OF REALIZED LOSSES                                       117,565,563.81

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16.  (A) MONTHLY EXCESS SPREAD PERCENTAGE                                100.00%

     (B) EXCESS SPREAD                                               573,823.44

     (C) REMAINDER EXCESS SPREAD AMOUNT                                    0.00

17.  CUMULATIVE REALIZED LOSSES                                   15,363,294.78

18.  (A) WEIGHTED AVERAGE MATURITY                                      213.689

     (B) WEIGHTED AVERAGE INTEREST RATE                                  12.984%

19.  (A) SERVICING FEE FOR THE RELATED DUE PERIOD                     24,771.91

     (B) CONTINGENCY FEE FOR THE RELATED DUE PERIOD                   24,771.91

     (C) AMOUNT TO BE DEPOSITED TO THE EXPENSE ACCOUNT                 2,013.55

     (D) FHA PREMIUM ACCOUNT                                           8,681.30

     (E) TRUST ADMINISTRATOR FEE                                       1,520.78

     (F) FHA CUSTODIAN FEE                                                52.44

20.  AMOUNT OF PAYMENTS AND REIMBURSEMENTS TO THE
     SERVICERS PURSUANT TO:

           (A) SECTION 5.04 (b)                                            0.00
           (B) SECTION 5.04 (c)                                            0.00
           (C) SECTION 5.04 (d)(ii)                                        0.00
           (D) SECTION 5.04 (e)                                            0.00
           (E) SECTION 5.04 (f)(i)                                    49,543.82

21.  CLASS AH POOL FACTOR (I-5):
     CURRENT CLASS AH PRINCIPAL BALANCE          72,815,563.81       0.46902134
     ORIGINAL CLASS AH PRINCIPAL BALANCE        155,250,000.00

     CLASS MH-1 POOL FACTOR (I-5):
     CURRENT CLASS MH-1 PRINCIPAL BALANCE        16,750,000.00       1.00000000
     ORIGINAL CLASS MH-1 PRINCIPAL BALANCE       16,750,000.00

     CLASS MH-2 POOL FACTOR (I-5):
     CURRENT CLASS MH-2 PRINCIPAL BALANCE        15,250,000.00       1.00000000
     ORIGINAL CLASS MH-2 PRINCIPAL BALANCE       15,250,000.00

     CLASS BH POOL FACTOR (I-5):
     CURRENT CLASS BH PRINCIPAL BALANCE          12,750,000.00       1.00000000
     ORIGINAL CLASS BH PRINCIPAL BALANCE         12,750,000.00

     POOL FACTOR:
     CURRENT POOL PRINCIPAL BALANCE             117,565,563.81       0.58782782
     ORIGINAL POOL PRINCIPAL BALANCE            200,000,000.00

22.  (A) WEIGHTED AVERAGE MORTGAGE INTEREST RATE              12.984%

     (B) ADJUSTED MORTGAGE INTEREST RATE OF THE
         MORTGAGE LOANS                                       14.534%

     (C) WEIGHTED AVERAGE CLASS AH, CLASS MH-1
         CLASS MH-2 AND CLASS BH
         ADJUSTED MORTGAGE LOAN REMITTANCE RATE              7.08601%

                                                      --------------------------
     (D) WEIGHTED AVERAGE MORTGAGE INTEREST RATE FOR  04/30/00         05/31/00
                                                      --------------------------
                                                       12.992%          12.984%

23.  CLASS AH REMITTANCE RATE                                6.79250%
     CLASS MH-1 REMITTANCE RATE                              7.07250%
     CLASS MH-2 REMITTANCE RATE                              7.27250%
     CLASS BH REMITTANCE RATE                                8.37250%

     IF REMITTANCE RATES BASED ON THE NET FUNDS CAP
     LIBOR PLUS MARGIN FOR CLASS AH
                       CLASS MH-1
                       CLASS MH-2
                       CLASS BH

24.  LIBOR RATE                                              6.52250%

25.  NET FUNDS CAP

26.  (A) IF THE REMITTANCE RATE IS BASED ON NET FUNDS CAP
         AMOUNT OF SUPPLEMENTAL PAYMENT FOR CLASS AH           0.00
                       CLASS MH-1                              0.00
                       CLASS MH-2                              0.00
                       CLASS BH                                0.00

     (B) CLASS AH CERTIFICATEHOLDERS' LIBOR INTEREST CARRYOVER CLASS MH-1 CERTIFICATEHOLDERS' LIBOR INTEREST CARRYOVER CLASS MH-2 CERTIFICATEHOLDERS' LIBOR INTEREST CARRYOVER CLASS BH CERTIFICATEHOLDERS' LIBOR INTEREST CARRYOVER

27.  (A) AMOUNT OF DISTRIBUTION ALLOCABLE TO LIBOR
         INTEREST CARRYOVER FOR CLASS AH                       0.00
                       CLASS MH-1                              0.00
                       CLASS MH-2                              0.00
                       CLASS BH                                0.00

         AGGREGATE DISTRIBUTION ALLOCABLE TO LIBOR INTEREST
         CARRYOVER AMOUNT                                      0.00

     (B) CLASS AH LIBOR INTEREST CARRYOVER BALANCE             0.00
         CLASS MH-1 LIBOR INTEREST CARRYOVER BALANCE           0.00
         CLASS MH-2 LIBOR INTEREST CARRYOVER BALANCE           0.00
         CLASS BH LIBOR INTEREST CARRYOVER BALANCE             0.00

         AGGREGATE LIBOR INTEREST CARRYOVER BALANCE            0.00

28.  IS TRIGGER EVENT IN EFFECT                                            NO

29.  CLASS A PERCENTAGE                                                  100.00%
     CLASS MH-1 PERCENTAGE                                                 0.00%
     CLASS MH-2 PERCENTAGE                                                 0.00%
     CLASS BH PERCENTAGE                                                   0.00%

30.  (A) POOL AGGREGATE APPLIED REALIZED LOSS AMOUNT
         CLASS AH APPLIED REALIZED LOSS AMOUNT                             0.00
         CLASS MH-1 APPLIED REALIZED LOSS AMOUNT                           0.00
         CLASS MH-2 APPLIED REALIZED LOSS AMOUNT                           0.00
         CLASS BH APPLIED REALIZED LOSS AMOUNT                             0.00

     (B) POOL AGGREGATE REALIZED LOSS AMOUNT
         CLASS AH REALIZED LOSS AMOUNT                                     0.00
         CLASS MH-1 REALIZED LOSS AMOUNT                                   0.00
         CLASS MH-2 REALIZED LOSS AMOUNT                                   0.00
         CLASS BH REALIZED LOSS AMOUNT                                     0.00

     (C) POOL AGGREGATE UNPAID REALIZED LOSS AMOUNT
         CLASS AH UNPAID REALIZED LOSS AMOUNT                              0.00
         CLASS MH-1 UNPAID REALIZED LOSS AMOUNT                            0.00
         CLASS MH-2 UNPAID REALIZED LOSS AMOUNT                            0.00
         CLASS BH UNPAID REALIZED LOSS AMOUNT                              0.00

31.  ACCELERATED PRINCIPAL DISTRIBUTION AMOUNT                       620,631.13

32.  (A) AMOUNT TO BE DEPOSITED INTO THE FHA PREMIUM ACCOUNT
         FOR THE DUE PERIOD                                            8,681.30
     (B) AMOUNT REIMBURSABLE TO THE SERVICER AND/OR THE
         CERTIFICATE INSURER FROM THE FHA ACCOUNT
         PURSUANT TO 6.06(b)(i)                                        4,492.30

33.  AMOUNT OF FHA PAYMENTS AND RELATED PAYMENTS
     RECEIVED DURING THE DUE PERIOD                                  102,081.09

34.  THE RESERVE AMOUNT FOR THE DUE PERIOD                        20,000,000.00

35.  CLAIMS FILED DURING THE DUE PERIOD                                    0.00

36.  CLAIMS PAID DURING THE PERIOD                                         0.00

37.  CLAIMS DENIED BY FHA DURING THE DUE PERIOD                            0.00

38.  CLAIMS PENDING PAYMENT BY FHA DURING THE DUE PERIOD                   0.00

39.  NUMBER OF ALL DEFAULTED MORTGAGE LOANS PURCHASED
        DURING THE DUE PERIOD
     PRINCIPAL BALANCE OF ALL DEFAULTED MORTGAGE LOANS
        PURCHASED DURING THE DUE PERIOD CERTIFICATE
        INSURER FROM THE FHA ACCOUNT PURSUANT TO 6.06(b)(i)                0.00

                                    EXHIBIT O
             REMIC DELINQUENCIES AS OF - May 31, 2000

HOME         OUTSTANDING    #
IMPROVEMENT  DOLLARS        ACCOUNTS     RANGES         AMOUNT       NO    PCT

1998-I     $122,471,681.09   6,448    1 TO 29 DAYS  18,053,438.30    885  14.74%
                                     30 TO 59 DAYS   3,780,877.87    189   3.09%
                                     60 TO 89 DAYS   1,416,344.16     71   1.16%
                                     90 AND OVER     3,237,169.60    154   2.64%

                                     FORECLOSURE       414,447.56     20   0.34%
                                     REO PROPERTY      161,644.75      8   0.13%



                                     TOTALS        $27,063,922.24  1,327  22.10%
                                                    ============================

HOME IMPROVEMENT TRUST 1998-I

The following additional information, presented in dollars, pursuant to Section
6.10 subclauses (ii), (vi), (vii), (viii), (xiii), (xv), (xxii) is provided for each Class per $1,000 original dollar amount as of the Cut-Off Date.



SUBCLAUSE            CLASS AH   CLASS MH-1    CLASS MH-2         CLASS BH
---------            --------   ----------    ----------         --------

(ii)                  489.94     1,000.00      1,000.00          1,000.00

(vi)                   14.03         0.00          0.00              0.00

(vii)                   0.07         0.00          0.00              0.00

(viii)                  2.01         0.00          0.00              0.00


(xiii) (a)              2.87         6.09          6.26              7.21
       (b)             20.92         0.00          0.00              0.00
       (c)              0.00         0.00          0.00              0.00
       (d)              0.00         0.00          0.00              0.00


(xv)                  469.02     1,000.00      1,000.00          1,000.00


(xxxv)                  0.00         0.00          0.00              0.00